EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information, in interactive data format, for the Guggenheim MSCI Emerging Markets Equal Weight ETF (to be renamed the Guggenheim MSCI Emerging Markets Equal Country Weight ETF), a separate series of Rydex ETF Trust.